Putnam
High Income
Opportunities
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-03

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to report positive results for Putnam High Income
Opportunities Trust for the six months ended August 31, 2003. While your fund outperformed its benchmark index during the semiannual period, it came in below its Lipper category average. You will find the details on the facing page.

The fund's results reflect a favorable investment climate for both the convertible and high-yield markets that emerged during the period. They also reflect the results of the management teams' fundamental research and focus on individual security selections. While the managers believe the results validated their strategy, they caution that the gains were significantly greater than the historical averages for these securities and should not lead to heightened expectations for future results. In addition to their discussion of performance and strategy in the semiannual period just ended, the management also provide their view of prospects for the months ahead.

As the fund enters the second half of its fiscal year on a positive note, what we told you at the start of the fiscal year bears repeating here. We appreciate your continued confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

October 15, 2003



Report from Fund Management

Fund highlights

 * During the first half of its fiscal year, Putnam High Income
   Opportunities Trust had total returns of 15.89% at net asset value (NAV) and 14.82% at market price.

 * Due to favorable security selection, the fund outperformed the 12.82% return of its primary benchmark, the Merrill Lynch All-Convertible Index.

 * The fund underperformed the average return of 18.45% for the Lipper Convertible Securities Funds (closed-end) category primarily because of its allocation to corporate high-yield bonds, which did not perform as well as convertible bonds during the period.

 * The fund's dividend increased to $0.113 per share in June 2003. See page 5 for more information.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.


Performance commentary

The first half of the fund's 2004 fiscal year, which ended August 31, 2003, occurred during a period of unusually strong returns in both the high-yield and convertible bond markets. The stock market had strong returns, which helped the fund's convertible holdings, and credit yield spreads (the yield difference between lower-quality bonds and Treasuries) narrowed considerably as investors became more willing to take on risk in exchange for higher yields. This narrowing of spreads helped both high-yield and convertible bonds. Your fund's management teams focused on fundamental research to select individual securities, many of which performed well, and this strategy helped the fund to outperform its benchmark index. With respect to the fund's small differential between the returns at market price and NAV, we believe a rise in bond yields at the end of the period may have adversely affected investors' perceptions about bond funds. (Investor perceptions affect demand, and changes in the demand for shares influence a fund's market price.)

FUND PROFILE

Putnam High Income Opportunities Trust seeks to provide current income and capital appreciation by investing in a diversified portfolio of lower-grade and nonrated convertible securities and high-yield securities. The fund may be suitable for investors seeking high current income in exchange for higher risk.



Market overview

Since convertible securities are tied to the equity markets by their ability to convert to the underlying common stock of their issuing company, the stock market is an important driver of convertible bond performance. High-yield bonds can also benefit from an improving stock market, because rising equity valuations help improve debt/equity ratios in corporate balance sheets.

After posting strong returns in late 2002, the U.S. stock market experienced another decline in early 2003. When the fund's fiscal year began, the market environment was characterized by volatility and uncertainty as U.S./Iraqi tensions increased. When the initial hostilities ended sooner than had been expected and the regime of Saddam Hussein had been removed from power, investors turned their attention to the U.S. economy, which was beginning to show signs of recovery. As the period progressed, key economic indicators such as productivity, manufacturing growth, capital spending, and consumer confidence became increasingly positive while inflation remained in check. These positive economic reports helped propel the stock market higher, bolstering the returns of your fund's convertible holdings.

The continued narrowing of credit yield spreads (the difference in yield between lower quality bonds and Treasuries) had a positive effect on both convertible bonds and corporate high-yield bonds because they indicated that, as news about the economy grew more positive, investors seeking higher bond yields were more willing to take on credit risk. At the same time, Treasury yields, which were low for much of the period, rose sharply in July, signaling that the long rally in Treasuries may have finally bottomed.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 8/31/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Merrill Lynch All-Convertible Index (convertible bonds)                12.82%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (high-yield bonds)                   12.54%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable bonds)                            -0.36%
-------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (global investment-grade bonds)      0.74%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     20.88%
-------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                              38.93%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 22.65%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 8/31/03.
-------------------------------------------------------------------------------



Strategy overview

While virtually all of the fund's convertible bond holdings appreciated during the semiannual period, those convertible bonds with more equity sensitivity -- i.e., those that perform better when the stock prices of the underlying issues appreciate -- delivered their strongest performance. In addition, many of the fund's convertible holdings were "busted convertibles," which are bonds that have seen large price declines (in both the convertible bond and the underlying stock price), and many also were in the technology and telecommunications sectors. Stock prices in these two sectors began to recover during the period, and convertible bond prices reflected this recovery.

Because we knew equity-sensitive convertibles had such strong potential for appreciation in this type of environment, a key part of our strategy was to identify and purchase these securities. The strategy paid off not only because of healthy overall stock market returns, but also because we had focused on the technology and telecommunications sectors, which experienced the greatest gains.

In the high-yield portion of the fund, we maintained diversity across industry sectors and holdings, which proved beneficial when the market became more volatile during the summer months. As corporate bond yields generally continued to decline during the period, despite the Treasury yield spike in July, we focused on selectively adding lower-rated, higher-yielding bonds to the portfolio.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION COMPARED]

PORTFOLIO COMPOSITION COMPARED

                              as of     as of
                            2/28/2003  8/31/2003

Convertible securities        49.2%      48.1%

Corporate bonds and notes     44.5%      45.1%

Short-term investments         4.7%       4.1%

Common stocks                  0.8%       2.0%

Preferred stocks               0.4%       0.3%

Other                          0.4%       0.4%

Footnote reads:
This chart shows how the fund's weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.



How fund holdings and sector allocations affected performance

The key drivers of a fund's performance are not always its largest holdings. That was the case for your fund during the reporting period. As the stock market began to rally this past spring, the convertible market heated up and a great deal of new issuance occurred. Some of these new issues, which were more equity-sensitive, were issued with attractively high coupons (the "coupon" is the stated interest rate) and performed well during the period. We acquired some of these securities for the fund, including Sierra Pacific Resources and UnumProvident. Sierra Pacific is a Nevada utility that had experienced financial difficulties last year, but restructured its balance sheet and improved its standing with regulators. UnumProvident is an insurance company that also had experienced some management and financial problems, but has begun to improve its cost control and restructure its management under an interim CEO.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

Convertible Securities

1  Tower Automotive, Inc.
   Convertible subordinated notes, 5.0%, 2004
   Consumer cyclicals

2  Freeport-McMoRan
   Copper & Gold, Inc.
   Cumulative convertible preferred, $1.75
   Basic materials

3  United States Cellular Corp.
   Convertible liquid yield option notes,
   zero %, 2015
   Communications services

4  CKE Restaurants, Inc.
   Convertible subordinated notes, 4.25%, 2004
   Consumer staples

5  E*Trade Group, Inc.
   Convertible subordinated notes, 6.0%, 2007
   Financial

Corporate Bonds

1  JP Morgan HYDI
   144A notes, 8.0%, 2008
   Financial

2  Millennium America, Inc.
   Company guaranty, 9.25%, 2008
   Basic materials

3  HMH Properties, Inc.
   Company guaranty, series B, 7.875%, 2008
   Lodging/tourism

4  Hercules, Inc.
   Company guaranty, 11.125%, 2007
   Basic materials

5  Six Flags, Inc.
   Senior notes, 8.875%, 2010
   Consumer staples

Footnote reads:
These combined holdings represent 10.9% of the fund's net assets as of 8/31/03. The fund's holdings will change over time.

Capital One, a credit card company, is a convertible preferred stock holding that has performed well for the fund, benefiting from a management turnaround as well as significant appreciation in the company's stock. It illustrates our focus on the financial services sector during the period. While we typically don't make sector weighting decisions based on a top-down analysis of an industry, many of the individual purchases we have made based on our fundamental research have included financial companies. In the low interest-rate environment that existed for much of the period (which typically bolsters profits for this sector), many of these companies' stocks and convertible bonds performed well. The utilities sector also remains important for the fund. We believe that much of the turmoil created by deregulation over the past several years may provide opportunities in selected companies, as illustrated by the solid performance of Sierra Pacific Resources. One of the convertible holdings that detracted from the fund's overall performance during the period was HealthSouth Corp., which declined significantly due to charges of accounting fraud going back several years. The company's stock has rebounded, however, and the fund continues to hold these securities, as we believe the company's business prospects remain solid. Several corporate high-yield bond holdings in the fund performed well during the period, including Nextel Communications, Inc., a wireless communications company, and Charter Communications, a cable television firm. The wireless sector in particular has been one of the strongest-performing sectors in the high-yield market, though we believe that the bulk of the returns may be behind us. Consequently, we pared down the fund's exposure to Nextel during the period. The cable sector has not grown as fast as the wireless sector has, but Charter has benefited from a successful management restructuring. Some of the industrial holdings made positive contributions in the high-yield portion of the fund, including Tyco, a conglomerate, and Georgia Pacific, a large paper company. These firms benefited from the stronger high-yield bond market, which has translated into increased availability of funding for them, as well as from the strengthening economy. In broadcasting, the fund's holdings of Paxson Communications Corp. have also performed well. Paxson owns and operates 63 television stations, as well as the PAX TV cable network, which provides family entertainment programming. The fund's holdings of AK Steel Corp. and Collins and Aikman Products (an auto and truck parts maker) detracted from performance during the period due to disappointing financial results. However, we believe that the strengthening economy will benefit these holdings and have maintained the fund's positions. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

As a result of a change in the portfolio to include a larger allocation to high-yield bonds, the fund's investments produced a higher level of income. In June 2003, the fund's dividend was increased from $0.102 per share to $0.113 per share.

The fund's management teams

The fund is managed by the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams. The members of the Large-Cap Value Team are David King (Portfolio Leader), Mike Abata, Bart Geer, Deborah Kuenstner, Cole Lannum, Christopher Miller, Jeanne Mockard, and Hugh Mullin. The members of the Core Fixed-Income High-Yield Team are Norm Boucher, Jeffrey Kaufman, Geoffrey Kelley, Stephen Peacher, Neil Reiner, Paul Scanlon, Rosemary Thomsen, and Joseph Towell.



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

Though this report covers only the past six months, it is fair to say that the fund's returns over the past year have been much higher than the historical average for these types of securities. As a result of optimal conditions for credit spreads and a recovery in stock prices, the 6- and 12-month gains for the fund have been outstanding. We believe it is unlikely that such returns will be repeated during the remainder of the fund's fiscal year. Moreover, interest rates appear to have reached a bottom, and may rise over the next several years -- especially if the federal budget deficit continues to worsen.

That being said, we also do not feel that the environment for convertible bonds and corporate high-yield bonds will turn negative in the near future. The economy is still in the early stages of recovery, and this economic backdrop has historically been conducive to solid performance for these types of securities. We are optimistic about the fund's prospects for the remainder of the fiscal year, and we believe there are opportunities for solid performance to be found among individual securities. We will seek to uncover those opportunities, but, as always, we will monitor economic and market developments and make adjustments to the portfolio as we see fit.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.


Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended August 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.


-----------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 8/31/03
-----------------------------------------------------------------
                                                           Market
                                                NAV        price
-----------------------------------------------------------------
6 months                                        15.89%     14.82%
-----------------------------------------------------------------
1 year                                          25.05      23.67
-----------------------------------------------------------------
5 years                                         22.81      21.39
Annual average                                   4.20       3.95
-----------------------------------------------------------------
Life of fund
(since 6/29/95)                                 65.89      56.78
Annual average                                   6.39       5.66
-----------------------------------------------------------------

Performance does not reflect taxes on reinvested distributions.


-------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/03
-------------------------------------------------------------------------------
                                                                 Lipper
                                   JP Morgan                   Convertible
                Merrill Lynch       Global                    Securities Funds
               All-Convertible    High Yield     CSFB High     (closed-end)
                    Index*          Index+      Yield Index  category average++
-------------------------------------------------------------------------------
6 months            12.82%         12.54%        12.89%           18.45%
-------------------------------------------------------------------------------
1 year              22.09          22.31         23.11            20.31
-------------------------------------------------------------------------------
5 years             54.46          26.21         29.09            29.24
Annual average       9.09           4.77          5.24             5.23
-------------------------------------------------------------------------------
Life of fund
(since 6/29/95)    112.25          67.83         69.57            76.48
Annual average       9.65           6.55          6.68             7.13
-------------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Index began operations on 12/31/87.

 + This index began operations on 12/31/93. It is replacing the Credit
   Suisse First Boston Index as the fund's secondary benchmark because Putnam Management believes it is a more appropriate index against which to compare the fund's performance.

++ Over the 6-month, 1-year, 5-year, and life-of-fund periods ended 8/31/03, there were 10, 10, 8, and 8 funds, respectively, in this Lipper category.


---------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 8/31/03
---------------------------------------------------------------------
Distributions (number)                           6
---------------------------------------------------------------------
Income                                      $0.645
---------------------------------------------------------------------
Capital gains                                   --
---------------------------------------------------------------------
Total                                       $0.645
---------------------------------------------------------------------
Share value:                                NAV          Market price
---------------------------------------------------------------------
2/28/03                                     $16.39       $15.73
---------------------------------------------------------------------
8/31/03                                      18.30        17.40
---------------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------------
Current dividend rate 1                       7.41%        7.79%
---------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.


---------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------
                          NAV        Market price
---------------------------------------------------------------------
6 months                  16.31%     15.99%
---------------------------------------------------------------------
1 year                    31.63      29.65
---------------------------------------------------------------------
5 years                   25.22      22.77
Annual average             4.60       4.19
---------------------------------------------------------------------
Life of fund
(since 6/29/95)           69.26      60.50
Annual average             6.58       5.90
---------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.



Comparative indexes

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index used as a broad measure of international investment-grade bonds.

Merrill Lynch All-Convertible Index is an unmanaged index of domestic convertible securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.



A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.



A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
August 31, 2003 (Unaudited)

Corporate bonds and notes (45.2%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------
       $50,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                             $51,875

Automotive (0.9%)
-------------------------------------------------------------------------------
        75,000 Collins & Aikman Products company
               guaranty 10 3/4s, 2011                                    64,875
        15,000 Dana Corp. notes 10 1/8s, 2010                            16,163
        66,000 Dana Corp. notes 9s, 2011                                 69,300
         5,000 Dana Corp. notes 7s, 2029                                  4,038
        20,000 Dana Corp. notes 6 1/4s, 2004                             20,200
EUR     14,000 Dana Corp. notes Ser. EUR, 9s, 2011                       15,984
       $24,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                                20,400
        21,000 Delco Remy International, Inc.
               company guaranty 10 5/8s, 2006                            18,690
        38,000 Dura Operating Corp. company
               guaranty Ser. D, 9s, 2009                                 34,960
        19,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                               21,233
       220,000 Lear Corp. company guaranty Ser. B,
               7.96s, 2005                                              235,950
EUR     15,000 Lear Corp. sr. notes 8 1/8s, 2008                         16,425
       $60,000 Tenneco Automotive, Inc. 144A sec.
               notes 10 1/4s, 2013                                       62,100
                                                                 --------------
                                                                        600,318

Basic Materials (4.8%)
-------------------------------------------------------------------------------
         1,000 Abitibi-Consolidated Finance LP
               company guaranty 7 7/8s, 2009                              1,024
       115,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                                 125,350
        10,000 Acetex Corp. 144A sr. notes 10 7/8s,
               2009 (Canada)                                             10,900
        76,000 AK Steel Corp. company guaranty
               7 7/8s, 2009                                              60,040
        15,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                              11,363
        80,000 Appleton Papers, Inc. company
               guaranty Ser. B, 12 1/2s, 2008                            86,800
        40,000 Armco, Inc. sr. notes 8 7/8s, 2008                        31,200
        45,000 Better Minerals & Aggregates Co.
               company guaranty 13s, 2009                                29,700
        70,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                        77,000
        20,000 Equistar Chemical notes 6 1/2s, 2006                      18,900
        21,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                      19,530
       133,000 Equistar Chemicals LP/Equistar
               Funding Corp. company  guaranty
               10 1/8s, 2008                                            133,000
        40,000 Equistar Chemicals LP/Equistar
               Funding Corp. 144A sr.  notes
               10 5/8s, 2011                                             39,800
        14,000 Georgia-Pacific Corp. debs. 9 1/2s,
               2011                                                      14,805
        32,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                      29,520
       140,000 Georgia-Pacific Corp. 144A sr. notes
               8 7/8s, 2010                                             147,350
        50,000 Gerdau AmeriSteel Corp./Gusap
               Partners 144A sr.  notes 10 3/8s,
               2011 (Canada)                                             51,125
       211,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                            244,760
        30,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                                 31,650
       130,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                   122,850
       125,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                        48,125
EUR      5,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                             4,830
       $20,000 IMC Global, Inc. company guaranty
               Ser. B, 11 1/4s, 2011                                     20,700
        35,000 IMC Global, Inc. company guaranty
               Ser. B, 10 7/8s, 2008                                     36,225
       114,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                    125,970
        28,000 ISP Holdings, Inc. sec. sr. notes
               Ser. B, 10 5/8s, 2009                                     29,540
        10,000 Kaiser Aluminum & Chemical Corp. sr.
               notes Ser. B, 10 7/8s, 2006 (In
               default) (NON)                                             7,800
       210,000 Kaiser Aluminum & Chemical Corp. sr.
               sub. notes 12 3/4s, 2003 (In
               default) (NON) (DEF)                                      17,850
        35,000 Louisiana-Pacific Corp. sr. notes
               8 7/8s, 2010                                              40,163
         4,000 Louisiana-Pacific Corp. sr. sub.
               notes 10 7/8s, 2008                                        4,590
        31,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                      31,775
        55,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                     53,075
        10,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                      9,650
       122,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                             120,780
        60,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                    64,800
        30,248 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                             32,970
       270,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                    279,450
        15,000 Millennium America, Inc. 144A sr.
               notes 9 1/4s, 2008                                        15,525
        65,000 Noveon International company
               guaranty Ser. B, 11s, 2011                                72,475
        61,000 OM Group, Inc. company guaranty
               9 1/4s, 2011                                              58,408
        50,000 Pacifica Papers, Inc. sr. notes 10s,
               2009 (Canada)                                             52,250
        73,318 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                        62,687
        23,216 Pioneer Cos., Inc. sec. FRN 4.6s,
               2006                                                      19,734
        92,000 Potlatch Corp. company guaranty 10s,
               2011                                                     100,280
         5,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                     4,950
        30,000 Rhodia SA 144A sr. sub. notes
               8 7/8s, 2011 (France)                                     30,150
        30,000 Royster-Clark, Inc. 1st mtge.
               10 1/4s, 2009                                             22,200
        25,000 Salt Holdings Corp. 144A sr. disc.
               notes stepped-coupon  zero % (12s,
               6/1/06), 2013 (STP)                                       14,375
        70,000 Salt Holdings Corp. 144A sr. notes
               stepped-coupon  zero % (12 3/4s,
               12/15/07), 2012 (STP)                                     47,075
        10,000 Solutia, Inc. company guaranty
               11 1/4s, 2009                                              8,900
        64,000 Solutia, Inc. debs. 7 3/8s, 2027                          38,400
         5,000 Solutia, Inc. debs. 6.72s, 2037                            4,450
        75,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                     79,500
        15,978 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                           15,219
        50,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                              55,000
        60,000 Stone Container Corp. sr. notes
               9 1/4s, 2008                                              64,500
        50,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                              51,500
        55,000 Stone Container Corp. 144A sr.
               company guaranty  11 1/2s, 2006
               (Canada)                                                  58,438
         3,000 Tembec Industries, Inc. company
               guaranty 8 5/8s,  2009 (Canada)                            2,955
        30,000 Tembec Industries, Inc. company
               guaranty 8 1/2s,  2011 (Canada)                           29,550
        20,000 Texas Petrochemical Corp. sr. sub.
               notes 11 1/8s,  2006 (In default)
               (NON)                                                      5,200
        70,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                             72,538
        90,000 WCI Steel, Inc. sr. notes Ser. B,
               10s, 2004 (In default) (NON)                              26,100
         5,500 Weirton Steel Corp. sr. notes 10s,
               2008 (In default) (NON)                                      660
       100,000 Wheeling-Pittsburgh Steel Corp. sr.
               notes 9 1/4s, 2007 (In default)
               (NON)                                                     11,000
        40,000 WHX Corp. sr. notes 10 1/2s, 2005                         34,400
                                                                 --------------
                                                                      3,273,379

Building Materials (0.3%)
-------------------------------------------------------------------------------
        25,000 Atrium Cos., Inc. company guaranty
               Ser. B, 10 1/2s, 2009                                     26,625
        30,000 Building Materials Corp. company
               guaranty 8s, 2008                                         28,350
        60,000 Dayton Superior Corp. 144A sec.
               notes 10 3/4s, 2008                                       60,000
        80,000 Nortek, Inc. sr. notes Ser. B,
               8 7/8s, 2008                                              82,000
        10,000 Nortek, Inc. sr. sub. notes Ser. B,
               9 7/8s, 2011                                              10,450
        20,000 Nortek, Inc. 144A sr. notes Ser. B,
               9 1/8s, 2007                                              20,400
                                                                 --------------
                                                                        227,825

Capital Goods (4.8%)
-------------------------------------------------------------------------------
        93,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                              88,350
       120,000 AGCO Corp. company guaranty 9 1/2s,
               2008                                                     130,200
        46,000 Allied Waste North America, Inc.
               company guaranty  Ser. B, 10s, 2009                       49,795
       163,000 Allied Waste North America, Inc.
               company guaranty  Ser. B, 9 1/4s,
               2012                                                     176,040
        49,000 Allied Waste North America, Inc.
               company guaranty  Ser. B, 8 7/8s,
               2008                                                      52,308
       116,000 Allied Waste North America, Inc.
               company guaranty  Ser. B, 8 1/2s,
               2008                                                     122,670
       110,000 Allied Waste North America, Inc.
               company guaranty  Ser. B, 7 5/8s,
               2006                                                     113,575
        81,000 Argo-Tech Corp. company guaranty
               8 5/8s, 2007                                              75,330
       100,000 Argo-Tech Corp. company guaranty
               Ser. D, 8 5/8s, 2007                                      93,000
        40,000 BE Aerospace, Inc. sr. sub. notes
               9 1/2s, 2008                                              35,400
        44,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                      38,060
        35,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                          30,275
        17,000 Berry Plastics Corp. company
               guaranty 10 3/4s, 2012                                    18,658
       128,000 Blount, Inc. company guaranty 13s,
               2009                                                     110,080
        86,000 Blount, Inc. company guaranty 7s,
               2005                                                      82,560
        72,000 Briggs & Stratton company guaranty
               8 7/8s, 2011                                              79,560
        30,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                        29,175
EUR     55,000 BSN Financing Co. SA company
               guaranty Ser. EUR, 10 1/4s,
               2009 (Luxembourg)                                         60,681
EUR     30,000 BSN Glasspack 144A sec. notes
               9 1/4s, 2009 (France)                                     33,263
       $60,000 Buhrmann US, Inc. company guaranty
               12 1/4s, 2009                                             64,350
        45,000 Crown Holdings SA 144A sec. notes
               10 7/8s, 2013 (France)                                    49,725
       155,000 Crown Holdings SA 144A sec. notes
               9 1/2s, 2011 (France)                                    165,075
        60,000 Decrane Aircraft Holdings Co.
               company guaranty Ser. B, 12s, 2008                        28,200
        80,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                              84,400
        70,000 FIMEP SA 144A sr. notes 10 1/2s,
               2013 (France)                                             77,000
EUR     30,000 Flender Holdings 144A sr. notes 11s,
               2010 (Denmark)                                            33,181
       $51,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                             57,885
        10,000 Fonda Group, Inc. sr. sub. notes
               Ser. B, 9 1/2s, 2007                                       7,000
       310,000 Grove Holdings, LLC debs. 11 5/8s,
               2009 (In default) (NON)                                       31
        85,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                      88,081
        90,000 Insilco Holding Co. sr. disc. notes
               14s, 2008 (In default) (NON)                                 900
EUR     20,000 Invensys, PLC sr. unsub. notes
               5 1/2s, 2005 (United Kingdom)                             21,308
       $35,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 5/8s, 2010                                      37,975
        15,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 1/4s, 2007                                      15,462
        50,000 L-3 Communications Corp. company
               guaranty 7 5/8s, 2012                                     52,000
        40,000 L-3 Communications Corp. company
               guaranty Ser. B, 8s, 2008                                 41,500
        65,000 Laidlaw International, Inc. 144A sr.
               notes 10 3/4s, 2011                                       68,250
        15,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                                  15,000
        29,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                    31,900
EUR     20,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                    22,724
      $100,000 Motors and Gears, Inc. sr. notes
               Ser. D, 10 3/4s, 2006                                     87,000
         5,000 Owens-Brockway Glass company
               guaranty 8 7/8s, 2009                                      5,250
        70,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                              73,500
        50,000 Owens-Brockway Glass 144A sr. notes
               8 1/4s, 2013                                              50,500
        45,000 Owens-Brockway Glass 144A sr. sec.
               notes 7 3/4s, 2011                                        45,000
        10,000 Pliant Corp. company guaranty 13s,
               2010                                                       8,700
        45,000 Pliant Corp. 144A sec. notes
               11 1/8s, 2009                                             46,463
        65,000 Roller Bearing Company of America
               company guaranty  Ser. B, 9 5/8s,
               2007                                                      58,500
       105,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                             108,675
         5,000 Sequa Corp. 144A sr. notes 8 7/8s,
               2008                                                       5,200
        60,000 Siebe PLC 144A notes 7 1/8s, 2007
               (United Kingdom)                                          58,800
        20,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                     18,000
        10,000 Sweetheart Cup Co. company guaranty
               12s, 2004                                                  9,250
        40,000 TD Funding Corp. 144A sr. sub. notes
               8 3/8s, 2011                                              41,800
       110,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                    106,700
         6,000 Terex Corp. company guaranty 8 7/8s,
               2008                                                       6,210
        16,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                             17,600
        40,000 Terex Corp. company guaranty Ser. D,
               8 7/8s, 2008                                              41,600
        55,000 Titan Corp. (The) 144A sr. sub.
               notes 8s, 2011                                            56,650
        52,000 Trimas Corp. company guaranty
               9 7/8s, 2012                                              50,960
        30,000 Vought Aircraft Industries, Inc.
               144A sr. notes 8s, 2011                                   30,450
                                                                 --------------
                                                                      3,307,735

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------
        99,000 Coinmach Corp. sr. notes 9s, 2010                        102,465
        66,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                      70,620
        60,000 Outsourcing Solutions, Inc. sr. sub.
               notes Ser. B, 11s, 2006 (In default)
               (NON)                                                        600
                                                                 --------------
                                                                        173,685

Communication Services (4.2%)
-------------------------------------------------------------------------------
       125,000 ACC Escrow Corp. 144A sr. notes 10s,
               2011                                                     133,125
        60,000 Alamosa Delaware, Inc. company
               guaranty 13 5/8s, 2011                                    57,000
        10,000 Alamosa Delaware, Inc. company
               guaranty 12 1/2s, 2011                                     9,200
         1,000 Alamosa PCS Holdings, Inc. company
               guaranty stepped-coupon  zero %
               (12 7/8s, 2/15/05), 2010 (STP)                               735
       145,000 American Tower Corp. sr. notes
               9 3/8s, 2009                                             146,813
        30,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                      3,900
       130,000 Centennial Cellular Operating Co.
               144A sr. notes  10 1/8s, 2013                            134,550
        90,000 Cincinnati Bell, Inc. 144A company
               guaranty 7 1/4s, 2013                                     88,200
         5,000 Colt Telecommunications Group PLC
               sr. disc. notes 12s, 2006 (United
               Kingdom)                                                   5,025
        15,000 Crown Castle International Corp. sr.
               disc. notes  stepped-coupon zero %
               (10 3/8s, 5/15/04), 2011 (STP)                            14,775
        86,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                        89,655
        30,000 Crown Castle International Corp. sr.
               notes 9s, 2011                                            30,450
       120,000 Dobson/Sygnet Communications, Inc.
               sr. notes 12 1/4s, 2008                                  128,400
        25,000 Eircom Funding 144A sr. sub. notes
               8 1/4s, 2013 (Ireland)                                    26,250
        35,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                                  37,100
        17,496 Globix Corp. company guaranty 11s,
               2008 (PIK)                                                13,559
        50,000 Horizon PCS, Inc. company guaranty
               13 3/4s, 2011 (In default) (NON)                           7,750
       130,000 iPCS, Inc. sr. disc. notes
               stepped-coupon zero %  (14s,
               7/15/05), 2010 (In default) (NON)
               (STP)                                                      7,800
        33,000 IWO Holdings, Inc. company guaranty
               14s, 2011                                                  4,455
        55,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                       53,900
       150,000 Metromedia Fiber Network, Inc. sr.
               notes Ser. B, 10s, 2008 (In default)
               (NON)                                                      9,750
        85,000 Millicom International Cellular SA
               144A sr. notes  11s, 2006
               (Luxembourg)                                              86,063
         3,000 Nextel Communications, Inc. sr.
               disc. notes 9.95s, 2008                                    3,150
       142,000 Nextel Communications, Inc. sr.
               notes 12s, 2008                                          150,520
        43,000 Nextel Communications, Inc. sr.
               notes 9 1/2s, 2011                                        46,870
         4,000 Nextel Communications, Inc. sr.
               notes 9 3/8s, 2009                                         4,320
       130,000 Nextel Communications, Inc. sr.
               notes 7 3/8s, 2015                                       130,325
        40,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                             45,000
        45,000 Nextel Partners, Inc. sr. notes 11s,
               2010                                                      48,375
       115,000 Nextel Partners, Inc. 144A sr. notes
               8 1/8s, 2011                                             110,975
        90,000 Orbital Imaging Corp. sr. notes
               Ser. B, 11 5/8s, 2005  (In default)
               (NON)                                                     39,150
        46,000 PanAmSat Corp. company guaranty
               8 1/2s, 2012                                              47,495
       210,000 Qwest Corp. 144A notes 8 7/8s, 2012                      224,700
       197,000 Qwest Services Corp. 144A notes
               13 1/2s, 2010                                            225,565
         5,000 Rogers Cantel, Ltd. debs. 9 3/8s,
               2008 (Canada)                                              5,200
        50,000 Rogers Cantel, Ltd. sr. sub. notes
               8.8s, 2007 (Canada)                                       51,125
        45,000 Rogers Wireless, Inc. sec. notes
               9 5/8s, 2011 (Canada)                                     50,288
        15,000 SBA Communications Corp. sr. notes
               10 1/4s, 2009                                             13,538
       185,000 Telus Corp. notes 8s, 2011 (Canada)                      205,155
        93,000 Telus Corp. notes 7 1/2s, 2007
               (Canada)                                                 101,513
        30,000 TSI Telecommunication Services, Inc.
               company guaranty  Ser. B, 12 3/4s,
               2009                                                      29,775
        35,000 UbiquiTel Operating Co. company
               guaranty stepped-coupon  zero %
               (14s, 4/15/05), 2010 (STP)                                21,350
       140,000 US UnWired, Inc. company guaranty
               stepped-coupon  Ser. B, zero %
               (13 3/8s, 11/1/04), 2009 (STP)                            77,700
        35,000 US West Capital Funding, Inc.
               company guaranty 6 1/4s, 2005                             33,075
        95,000 Western Wireless Corp. 144A sr.
               notes 9 1/4s, 2013                                        95,000
        80,000 Williams Communications Group, Inc.
               notes zero %, 2010  (In default)
               (NON)                                                          1
        50,000 Williams Communications Group, Inc.
               notes zero %, 2008  (In default)
               (NON)                                                          1
        30,000 Williams Communications Group, Inc.
               notes zero %, 2008  (In default)
               (NON)                                                          1
                                                                 --------------
                                                                      2,848,622

Conglomerates (0.5%)
-------------------------------------------------------------------------------
        12,000 Tyco International Group SA company
               guaranty 6 3/4s, 2011 (Luxembourg)                        12,210
        77,000 Tyco International Group SA company
               guaranty 6 3/8s,  2006 (Luxembourg)                       79,599
        16,000 Tyco International Group SA company
               guaranty 6 3/8s,  2005 (Luxembourg)                       16,580
       216,000 Tyco International Group SA notes
               6 3/8s, 2011 (Luxembourg)                                216,270
                                                                 --------------
                                                                        324,659

Consumer (0.5%)
-------------------------------------------------------------------------------
       103,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                   109,180
        62,000 Jostens, Inc. sr. sub. notes
               12 3/4s, 2010                                             71,300
       164,000 Samsonite Corp. sr. sub. notes
               10 3/4s, 2008                                            169,330
                                                                 --------------
                                                                        349,810

Consumer Staples (6.0%)
-------------------------------------------------------------------------------
         2,000 Acme Communications, Inc. sr. disc.
               notes Ser. B, 12s, 2005                                    2,010
        10,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005 (In default)
               (NON)                                                      6,550
        20,000 Adelphia Communications Corp. sr.
               notes 10 7/8s,  2010 (In default)
               (NON)                                                     13,200
        60,000 Adelphia Communications Corp. sr.
               notes 10 1/4s,  2011 (In default)
               (NON)                                                     40,800
        55,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007 (In
               default) (NON)                                            36,300
        30,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                        32,325
        20,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2011                                        21,000
       105,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2009                                       108,150
       104,000 Armkel, LLC/Armkel Finance sr. sub.
               notes 9 1/2s, 2009                                       113,880
        87,000 Aurora Foods, Inc. 144A sr. sub.
               notes Ser. D, 9 7/8s, 2007 (In
               default) (NON)                                            42,630
         2,044 Australis Media, Ltd. sr. disc.
               notes 15 3/4s, 2003 (Australia) (In
               default) (NON) (DEF)                                           1
        48,000 Brand Services, Inc. company
               guaranty 12s, 2012                                        53,400
        20,000 British Sky Broadcasting PLC company
               guaranty 6 7/8s, 2009 (United
               Kingdom)                                                  21,500
        35,000 Capital Records Inc. 144A company
               guaranty 8 3/8s, 2009                                     35,700
        75,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                      40,500
        25,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc.
               notes stepped-coupon zero %
               (11 3/4s, 1/15/05), 2010 (STP)                            16,250
       210,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes
               11 1/8s, 2011                                            168,000
        50,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes
               10 3/4s, 2009                                             40,000
        40,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes
               10 1/4s, 2010                                             30,600
       120,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 10s,
               2011                                                      92,400
        34,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 9 5/8s,
               2009                                                      26,010
        28,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 8 5/8s,
               2009                                                      21,420
         5,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 8 1/4s,
               2007                                                       4,025
        55,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                                  58,575
        70,000 Cinemark USA, Inc. sr. sub. notes
               Ser. B, 8 1/2s, 2008                                      71,225
        25,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                                 26,500
         5,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                                 5,213
       172,000 CSC Holdings, Inc. sr. notes 7 7/8s,
               2007                                                     175,440
        70,000 CSC Holdings, Inc. sr. sub. debs.
               10 1/2s, 2016                                             76,300
        15,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                      15,225
        30,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                      31,950
        50,000 Del Monte Corp. 144A sr. sub. notes
               8 5/8s, 2012                                              52,063
       110,000 DirecTV Holdings, LLC 144A sr. notes
               8 3/8s, 2013                                             120,175
       193,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                     13,510
       110,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                             102,300
        20,000 Dole Food Co. sr. notes 8 7/8s, 2011                      21,000
        20,000 Dole Food Co. sr. notes 7 1/4s, 2009                      20,900
        30,000 Domino's, Inc. 144A sr. sub. notes
               8 1/4s, 2011                                              31,500
        15,000 Eagle Family Foods company guaranty
               Ser. B, 8 3/4s, 2008                                      10,200
        20,000 Echostar DBS Corp. sr. notes
               10 3/8s, 2007                                             22,125
        15,000 Echostar DBS Corp. sr. notes 9 3/8s,
               2009                                                      15,956
        36,000 Echostar DBS Corp. sr. notes 9 1/8s,
               2009                                                      39,870
        25,000 Elizabeth Arden, Inc. sec. notes
               Ser. B, 11 3/4s, 2011                                     27,750
GBP     10,000 EMI Group eurobonds 9 3/4s, 2008
               (United Kingdom)                                          16,053
        $6,000 Emmis Communications Corp. sr. disc.
               notes stepped-coupon  zero %
               (12 1/2s, 3/15/06), 2011 (STP)                             5,250
        99,000 Fleming Cos., Inc. company guaranty
               10 1/8s, 2008 (In default) (NON)                          11,880
         6,000 Fleming Cos., Inc. sr. notes 9 1/4s,
               2010 (In default) (NON)                                      660
        30,000 French Fragrances, Inc. company
               guaranty Ser. D, 10 3/8s, 2007                            30,150
         5,000 French Fragrances, Inc. sr. notes
               Ser. B, 10 3/8s, 2007                                      5,100
         4,000 Granite Broadcasting Corp. sr. sub.
               notes 10 3/8s, 2005                                        3,940
        74,000 Granite Broadcasting Corp. sr. sub.
               notes 9 3/8s, 2005                                        72,705
        89,000 Granite Broadcasting Corp. sr. sub.
               notes 8 7/8s, 2008                                        85,885
        35,000 Gray Television, Inc. company
               guaranty 9 1/4s, 2011                                     38,063
        70,000 Hasbro, Inc. notes 5.6s, 2005                             71,488
        26,000 Insight Midwest LP/Insight Capital,
               Inc. sr. notes 10 1/2s, 2010                              27,365
         2,148 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                                 1,869
        39,000 Land O'Lakes, Inc. sr. notes 8 3/4s,
               2011                                                      31,395
        25,000 LIN Television Corp. company
               guaranty 8s, 2008                                         26,500
        20,000 Mediacom LLC/Mediacom Capital Corp.
               sr. notes 9 1/2s, 2013                                    20,300
       100,000 North Atlantic Trading Co. company
               guaranty Ser. B, 11s, 2004                                93,500
        55,000 Pegasus Satellite sr. notes 12 3/8s,
               2006                                                      45,100
       167,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                    164,495
        60,000 Premier International Foods PLC sr.
               notes 12s, 2009  (United Kingdom)                         65,700
        50,000 RAB Enterprises, Inc. company
               guaranty 10 1/2s, 2005                                    21,500
        26,000 Regal Cinemas, Inc. company guaranty
               Ser. B, 9 3/8s, 2012                                      28,795
        70,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                    70,700
        80,000 Revlon Consumer Products sr. notes
               9s, 2006                                                  51,200
        50,000 Rite Aid Corp. 144A notes 9 1/2s,
               2011                                                      53,500
        80,000 Rite Aid Corp. 144A notes 6 1/8s,
               2008                                                      70,800
        10,000 Rite Aid Corp. 144A notes 6s, 2005                         9,700
        10,000 Rite Aid Corp. 144A sr. notes
               9 1/4s, 2013                                              10,050
        10,000 Rogers Cablesystems, Ltd. sr. notes
               Ser. B, 10s, 2005 (Canada)                                10,588
        85,000 Sbarro, Inc. company guaranty 11s,
               2009                                                      72,250
       100,000 Silver Cinemas, Inc. sr. sub. notes
               10 1/2s, 2005 (In default) (NON)                              10
       261,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                     240,120
       200,000 TeleWest Communications PLC debs.
               11s, 2007 (United Kingdom) (In
               default) (NON)                                            84,000
       269,000 United Pan-Europe NV sr. disc. notes
               12 1/2s, 2009 (Netherlands) (In
               default) (NON)                                            63,888
        85,000 United Pan-Europe NV sr. disc. notes
               stepped-coupon  zero % (13 3/4s,
               2/1/05), 2010 (Netherlands) (In
               default) (NON) (STP)                                      18,700
        30,000 United Rentals (North America), Inc.
               company guaranty  Ser. B, 10 3/4s,
               2008                                                      32,925
        70,000 Vivendi Universal SA 144A notes
               6 1/4s, 2008 (France)                                     70,000
        55,000 Vivendi Universal SA 144A sr. notes
               9 1/4s, 2010 (France)                                     61,463
        68,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                     66,640
       116,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                       124,700
        25,000 Yum! Brands, Inc. sr. notes 8 1/2s,
               2006                                                      27,313
       150,000 Yum! Brands, Inc. sr. notes 7.65s,
               2008                                                     161,625
                                                                 --------------
                                                                      4,072,293

Energy (3.0%)
-------------------------------------------------------------------------------
        60,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                        59,250
        60,000 Belden & Blake Corp. company
               guaranty Ser. B, 9 7/8s, 2007                             55,800
        50,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                              52,750
        37,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                         40,238
         2,000 Chesapeake Energy Corp. company
               guaranty 8 3/8s, 2008                                      2,110
        10,000 Chesapeake Energy Corp. company
               guaranty 8 1/8s, 2011                                     10,450
        14,000 Chesapeake Energy Corp. sr. notes
               Ser. B, 8 1/2s, 2012                                      14,700
        85,000 Chesapeake Energy Corp. 144A sr.
               notes 7 1/2s, 2013                                        86,063
        80,000 Comstock Resources, Inc. company
               guaranty 11 1/4s, 2007                                    84,800
        65,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                              66,300
        11,000 El Paso Energy Partners LP company
               guaranty Ser. B, 8 1/2s, 2011                             11,605
        45,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                     46,350
        80,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                              77,200
        32,000 Forest Oil Corp. sr. notes 8s, 2008                       32,160
        44,000 Hornbeck Offshore Services, Inc. sr.
               notes 10 5/8s, 2008                                       47,685
        25,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                              23,875
        18,000 Leviathan Gas Corp. company guaranty
               Ser. B, 10 3/8s, 2009                                     19,800
        70,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                              74,200
        30,000 Offshore Logistics, Inc. 144A sr.
               notes 6 1/8s, 2013                                        28,500
        20,000 Parker & Parsley Co. sr. notes
               8 1/4s, 2007                                              22,200
        60,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                     57,000
       140,000 Pioneer Natural Resources Co.
               company guaranty 9 5/8s, 2010                            169,050
        11,000 Pioneer Natural Resources Co.
               company guaranty 7.2s, 2028                               10,670
        37,000 Plains All American Pipeline
               LP/Plains All American Finance
               Corp. company guaranty 7 3/4s, 2012                       39,313
        50,000 Plains Exploration & Production Co.
               company guaranty  Ser. B, 8 3/4s,
               2012                                                      51,750
        40,000 Plains Exploration & Production Co.
               144A sr. sub. notes  8 3/4s, 2012                         41,400
        80,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                      85,200
        10,000 Pride International, Inc. sr. notes
               10s, 2009                                                 10,800
        73,000 Pride Petroleum Services, Inc. sr.
               notes 9 3/8s, 2007                                        75,190
        50,000 Seabulk International, Inc. 144A sr.
               notes 9 1/2s, 2013                                        49,625
        70,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                       73,150
        95,000 Stone Energy Corp. company guaranty
               8 3/4s, 2007                                              98,088
        60,000 Swift Energy Co. sr. sub. notes
               10 1/4s, 2009                                             63,150
        30,000 Swift Energy Co. sr. sub. notes
               9 3/8s, 2012                                              31,875
        30,000 Tesoro Petroleum Corp. sec. notes
               8s, 2008                                                  31,125
        47,000 Trico Marine Services, Inc. company
               guaranty 8 7/8s, 2012                                     34,193
        15,000 Universal Compression, Inc. 144A sr.
               notes 7 1/4s, 2010                                        15,150
         7,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                               7,315
        79,000 Vintage Petroleum, Inc. sr. sub.
               notes 9 3/4s, 2009                                        83,740
        16,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                        16,160
        70,000 Westport Resources Corp. company
               guaranty 8 1/4s, 2011                                     74,900
        25,000 Westport Resources Corp. 144A
               company guaranty 8 1/4s, 2011                             26,750
        37,000 XTO Energy, Inc. sr. notes 7 1/2s,
               2012                                                      39,590
        20,000 XTO Energy, Inc. sr. notes 6 1/4s,
               2013                                                      20,000
                                                                 --------------
                                                                      2,061,220

Financial (3.1%)
-------------------------------------------------------------------------------
        80,000 Chevy Chase Savings Bank, Inc. sub.
               debs. 9 1/4s, 2005                                        80,200
       110,000 Conseco, Inc. 144A company guaranty
               10 3/4s, 2009  (In default) (NON)                         74,800
        10,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                     9,850
        70,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                    72,363
       455,000 Finova Group, Inc. notes 7 1/2s,
               2009                                                     211,575
        40,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                          42,700
        40,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                                  40,700
     1,366,200 JPMorgan HYDI 144A notes 8s, 2008                      1,379,862
        37,000 Nationwide Credit, Inc. sr. notes
               Ser. A, 10 1/4s, 2008  (In default)
               (NON)                                                          1
       132,000 Sovereign Bancorp, Inc. sr. notes
               10 1/2s, 2006                                            154,970
        50,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                              54,000
                                                                 --------------
                                                                      2,121,021

Gaming & Lottery (2.7%)
-------------------------------------------------------------------------------
        70,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                    78,050
        75,000 Argosy Gaming Co. company guaranty
               10 3/4s, 2009                                             81,750
        10,000 Argosy Gaming Co. sr. sub. notes 9s,
               2011                                                      10,725
        35,000 Chumash Casino & Resort Enterprise
               144A sr. notes  9 1/4s, 2010                              37,713
        82,000 Herbst Gaming, Inc. sec. notes
               Ser. B, 10 3/4s, 2008                                     89,790
        64,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                             64,640
       140,000 Horseshoe Gaming Holdings company
               guaranty 8 5/8s, 2009                                    147,350
        70,000 Majestic Investor Holdings/Capital
               Corp. company guaranty  11.653s,
               2007                                                      73,500
        35,000 Mandalay Resort Group 144A sr. notes
               6 1/2s, 2009                                              35,088
        80,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                              89,800
        96,000 MGM Mirage, Inc. company guaranty
               8 3/8s, 2011                                             105,360
        20,000 Mohegan Tribal Gaming Authority sr.
               notes 8 1/8s, 2006                                        21,325
        20,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8 3/8s, 2011                                   21,550
        75,000 Mohegan Tribal Gaming Authority 144A
               sr. sub. notes  6 3/8s, 2009                              75,188
        15,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                        15,975
        35,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                            36,138
       117,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                  128,700
        10,000 Park Place Entertainment Corp. sr.
               sub. notes 8 1/8s, 2011                                   10,800
        85,000 Penn National Gaming, Inc. company
               guaranty Ser. B,  11 1/8s, 2008                           94,775
        68,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                        73,100
        21,000 Pinnacle Entertainment, Inc. sr.
               sub. notes Ser. B, 9 1/2s, 2007                           21,210
        25,000 Resorts International Hotel and
               Casino, Inc. company  guaranty
               11 1/2s, 2009                                             23,875
        50,000 Riviera Holdings Corp. company
               guaranty 11s, 2010                                        48,750
       109,000 Station Casinos, Inc. sr. notes
               8 3/8s, 2008                                             116,630
       113,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006                            89,835
       135,000 Trump Casino Holdings, LLC company
               guaranty 11 5/8s, 2010                                   119,475
        82,000 Venetian Casino Resort, LLC company
               guaranty 11s, 2010                                        93,275
                                                                 --------------
                                                                      1,804,367

Health Care (2.9%)
-------------------------------------------------------------------------------
        45,000 ALARIS Medical Systems, Inc. sr.
               sub. notes 7 1/4s, 2011                                   44,213
       136,000 Alderwoods Group, Inc. company
               guaranty 12 1/4s, 2009                                   145,520
        61,000 Alliance Imaging, Inc. sr. sub.
               notes 10 3/8s, 2011                                       63,440
        40,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                     40,400
       100,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                             104,250
        90,000 Ardent Health Services 144A sr. sub.
               notes 10s, 2013                                           91,800
        50,000 Beverly Enterprises, Inc. sr. notes
               9 5/8s, 2009                                              52,250
        80,000 Biovail Corp. sr. sub. notes 7 7/8s,
               2010 (Canada)                                             80,000
        21,000 Dade Behring, Inc. company guaranty
               11.91s, 2010                                              23,940
        40,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                             42,900
        45,000 Hanger Orthopedic Group, Inc.
               company guaranty 10 3/8s, 2009                            49,950
        57,000 HCA, Inc. debs. 7.19s, 2015                               56,445
        30,000 HCA, Inc. sr. notes 6.95s, 2012                           30,326
       124,000 Healthsouth Corp. notes 7 5/8s, 2012
               (In default) (NON)                                       101,680
        26,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008 (In default) (NON)                                   22,230
        24,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011 (In default) (NON)                                   20,400
        41,000 IASIS Healthcare Corp. company
               guaranty 13s, 2009                                        45,818
         5,000 IASIS Healthcare Corp. company
               guaranty 8 1/2s, 2009                                      5,038
        90,000 Integrated Health Services, Inc. sr.
               sub. notes Ser. A, 9 1/2s, 2007 (In
               default) (NON)                                             1,913
        60,000 Integrated Health Services, Inc. sr.
               sub. notes Ser. A, 9 1/4s, 2008 (In
               default) (NON)                                             1,350
        39,000 Magellan Health Services, Inc. sr.
               sub. notes 9s, 2008 (In default)
               (NON)                                                     19,110
        33,000 Magellan Health Services, Inc. 144A
               sr. notes 9 3/8s, 2007 (In default)
               (NON)                                                     34,485
        85,000 Mediq, Inc. debs. zero %, 2009 (In
               default) (NON)                                                 9
        69,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                     70,725
       245,000 Multicare Cos., Inc. sr. sub. notes
               9s, 2007 (In default) (NON)                                3,675
EUR     35,000 NYCO Holdings 144A 11 1/2s, 2013                          39,345
       $65,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                              61,913
        40,000 Owens & Minor, Inc. company guaranty
               8 1/2s, 2011                                              43,300
       101,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                           113,878
        50,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                        48,125
         5,000 Service Corp. International notes
               7.2s, 2006                                                 4,963
        14,000 Service Corp. International notes
               6 1/2s, 2008                                              13,545
       135,000 Service Corp. International notes
               6s, 2005                                                 135,000
        16,000 Service Corp. International notes
               Ser. *, 7.7s, 2009                                      16,040
        60,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                             66,000
        10,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                               9,300
       110,000 Tenet Healthcare Corp. sr. notes
               5 3/8s, 2006                                             107,250
       100,000 Triad Hospitals Holdings company
               guaranty Ser. B, 11s, 2009                               109,750
        42,000 Triad Hospitals, Inc. company
               guaranty Ser. B, 8 3/4s, 2009                             44,730
        25,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012                                 26,688
                                                                 --------------
                                                                      1,991,694

Homebuilding (0.9%)
-------------------------------------------------------------------------------
        50,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                     52,750
        10,000 D.R. Horton, Inc. company guaranty
               8 1/2s, 2012                                              10,650
        20,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                      21,000
        15,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                      14,475
        50,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                      44,875
        40,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                            45,800
        55,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                             57,200
        10,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8s, 2012                                 10,300
        15,000 K. Hovnanian Enterprises, Inc. 144A
               sr. sub. notes 7 3/4s, 2013                               14,700
        76,000 KB Home sr. sub. notes 9 1/2s, 2011                       81,320
         5,000 KB Home sr. sub. notes 7 3/4s, 2010                        5,100
        70,000 Ryland Group, Inc. sr. notes 9 3/4s,
               2010                                                      77,700
        55,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                             60,775
         5,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                     5,050
        10,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                         10,100
        10,000 Technical Olympic USA, Inc. 144A sr.
               sub. notes 10 3/8s, 2012                                  10,100
        50,000 Toll Corp. company guaranty 8 1/8s,
               2009                                                      52,625
        16,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                    16,960
        50,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                     51,000
                                                                 --------------
                                                                        642,480

Household Furniture and Appliances (0.2%)
-------------------------------------------------------------------------------
       135,000 Sealy Mattress Co. sr. sub. notes
               Ser. B, 9 7/8s, 2007                                     132,300

Lodging/Tourism (1.3%)
-------------------------------------------------------------------------------
        75,000 FelCor Lodging LP company guaranty
               9 1/2s, 2008 (R)                                          77,813
        83,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                      87,773
       245,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s,  2008 (R)                       246,225
       108,000 HMH Properties, Inc. sr. notes
               Ser. C, 8.45s, 2008 (R)                                  110,295
        30,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                                  32,100
        53,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                          54,458
        65,000 ITT Corp. notes 6 3/4s, 2005                              67,763
       110,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels  Finance Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                           115,500
         5,000 Starwood Hotels & Resorts Worldwide,
               Inc. company  guaranty 7 7/8s, 2012                        5,225
        50,000 Starwood Hotels & Resorts Worldwide,
               Inc. company  guaranty 7 3/8s, 2007                       52,375
                                                                 --------------
                                                                        849,527

Publishing (1.7%)
-------------------------------------------------------------------------------
        50,000 Affinity Group Holdings sr. notes
               11s, 2007                                                 51,250
        50,000 CanWest Media, Inc. sr. sub. notes
               10 5/8s, 2011 (Canada)                                    55,500
        65,000 Dex Media West, LLC 144A sr. notes
               8 1/2s, 2010                                              69,713
        30,000 Dex Media West, LLC 144A sr. sub.
               notes 9 7/8s, 2013                                        33,225
        45,000 Garden State Newspapers, Inc. sr.
               sub. notes Ser. B, 8 3/4s, 2009                           46,125
        40,000 Hollinger International Publishing,
               Inc. sr. notes 9s, 2010                                   41,500
        27,093 Hollinger Participation Trust 144A
               sr. notes 12 1/8s, 2010  (Canada)
               (PIK)                                                     28,990
        30,000 Key3media Group, Inc. company
               guaranty 11 1/4s, 2011  (In default)
               (NON)                                                        300
        40,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                              41,900
        60,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                              60,000
       110,000 PRIMEDIA, Inc. 144A sr. notes 8s,
               2013                                                     112,200
        35,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon  zero % (13 3/4s,
               7/15/06), 2011 (Canada) (STP)                             29,050
       121,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                   134,310
        89,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                    97,455
        62,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                              72,230
        76,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                     76,380
        95,000 Vertis, Inc. 144A sec. notes 9 3/4s,
               2009                                                     100,700
        50,000 Von Hoffman Press, Inc. company
               guaranty 10 1/4s, 2009                                    53,250
        10,000 Von Hoffman Press, Inc. company
               guaranty 10 3/8s, 2007                                    10,000
        52,018 Von Hoffman Press, Inc. debs. 13s,
               2009 (PIK)                                                48,117
                                                                 --------------
                                                                      1,162,195

Retail (1.1%)
-------------------------------------------------------------------------------
        40,000 Asbury Automotive Group, Inc.
               company guaranty 9s, 2012                                 39,200
       100,000 Autonation, Inc. company guaranty
               9s, 2008                                                 110,250
        36,000 Gap, Inc. (The) notes 6.9s, 2007                          37,935
        35,000 Hollywood Entertainment Corp. sr.
               sub. notes 9 5/8s, 2011                                   37,625
        95,000 J. Crew Operating Corp. 144A sr.
               sub. notes 10 3/8s, 2007                                  95,000
        70,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                      69,475
        17,000 JC Penney Co., Inc. debs. 7.65s,
               2016                                                      16,448
       110,000 JC Penney Co., Inc. notes 9s, 2012                       118,250
         5,000 JC Penney Co., Inc. notes 8s, 2010                         5,188
       160,000 Saks, Inc. company guaranty 8 1/4s,
               2008                                                     167,600
        40,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                     42,850
                                                                 --------------
                                                                        739,821

Technology (1.4%)
-------------------------------------------------------------------------------
        55,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                    61,600
        50,000 DigitalNet Holdings Inc. 144A sr.
               notes 9s, 2010                                            51,250
       144,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                             152,280
        13,000 Iron Mountain, Inc. company guaranty
               8 1/8s, 2008 (Canada)                                     13,390
       125,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                               83,125
         5,000 Lucent Technologies, Inc. notes
               5 1/2s, 2008                                               4,163
       100,000 Nortel Networks Corp. notes 6 1/8s,
               2006 (Canada)                                             97,500
        51,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                        53,550
        90,595 Peregrine Systems, Inc. 144A sr.
               notes 6 1/2s, 2007                                        83,347
        65,000 SCG Holding & Semiconductor Corp.
               company guaranty 12s, 2009                                58,500
        60,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                                  64,500
        18,000 Xerox Capital Europe PLC company
               guaranty 5 7/8s, 2004 (United
               Kingdom)                                                  18,023
        35,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                      32,375
       155,000 Xerox Corp. sr. notes 7 1/8s, 2010                       151,125
        32,000 Xerox Corp. 144A sr. notes 9 3/4s,
               2009                                                      34,800
                                                                 --------------
                                                                        959,528

Textiles (0.5%)
-------------------------------------------------------------------------------
        45,000 Galey & Lord, Inc. company guaranty
               9 1/8s, 2008 (In default) (NON)                              338
         2,000 Levi Strauss & Co. notes 7s, 2006                          1,745
       128,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                            117,120
        40,000 Oxford Industries, Inc. 144A sr.
               notes 8 7/8s, 2011                                        41,600
        37,000 Russell Corp. company guaranty
               9 1/4s, 2010                                              39,313
        40,000 Tommy Hilfiger USA, Inc. company
               guaranty 6.85s, 2008                                      39,900
        62,000 William Carter Holdings Co. (The)
               company guaranty  Ser. B, 10 7/8s,
               2011                                                      68,200
                                                                 --------------
                                                                        308,216

Tire & Rubber (0.1%)
-------------------------------------------------------------------------------
        55,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                        43,038

Transportation (1.0%)
-------------------------------------------------------------------------------
        96,410 Air2 US 144A sinking fund Ser. D,
               12.266s, 2020 (In default) (NON)                           2,892
        46,000 Allied Holdings, Inc. company
               guaranty Ser. B, 8 5/8s, 2007                             41,400
        35,000 American Airlines, Inc. pass-through
               certificates  Ser. 01-1, 6.817s,
               2011                                                      28,175
        20,000 American Airlines, Inc. pass-through
               certificates  Ser. 99-1, 7.024s,
               2009                                                      18,600
       100,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                             81,000
        40,000 Delta Air Lines, Inc. notes 7.9s,
               2009                                                      29,400
        40,000 Delta Air Lines, Inc. pass-through
               certificates Ser. 00-1,  7.779s,
               2005                                                      30,632
        80,000 Evergreen International Aviation,
               Inc. 144A sec. notes  12s, 2010                           77,200
       115,000 Kansas City Southern Railway Co.
               company guaranty  9 1/2s, 2008                          125,350
        15,000 Kansas City Southern Railway Co.
               company guaranty  7 1/2s, 2009                            15,319
        90,000 Navistar International Corp. company
               guaranty Ser. B,  9 3/8s, 2006                            97,650
        15,000 Navistar International Corp. sr.
               notes Ser. B, 8s, 2008                                    15,225
        10,000 Northwest Airlines, Inc. company
               guaranty 8.52s, 2004                                       9,500
        50,000 Northwest Airlines, Inc. company
               guaranty 7 5/8s, 2005                                     42,000
        50,000 Northwest Airlines, Inc. sr. notes
               9 7/8s, 2007                                              37,250
        20,000 Travel Centers of America, Inc.
               company guaranty  12 3/4s, 2009                           22,800
        56,704 US Air, Inc. pass-through
               certificates Ser. 93-A3,
               10 3/8s, 2013 (In default) (NON)                          22,681
                                                                 --------------
                                                                        697,074

Utilities & Power (2.9%)
-------------------------------------------------------------------------------
         8,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                       7,640
        70,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                      72,100
        65,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                              66,300
        80,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                              66,400
        25,000 Allegheny Energy, Inc. notes 7 3/4s,
               2005                                                      25,000
        40,000 Avon Energy Partners Holdings 144A
               notes 7.05s, 2007  (United Kingdom)                       34,700
         5,000 Avon Energy Partners Holdings 144A
               notes 6.46s, 2008  (United Kingdom)                        4,348
        25,000 Calpine Canada Energy Finance
               company guaranty 8 1/2s,  2008
               (Canada)                                                  19,375
        20,000 Calpine Corp. sr. notes 8 3/4s, 2007                      15,600
        60,000 Calpine Corp. sr. notes 8 1/2s, 2011                      44,700
       100,000 Calpine Corp. sr. notes 7 7/8s, 2008                      75,125
        50,000 Calpine Corp. sr. notes 7 5/8s, 2006                      41,000
       187,000 Calpine Corp. 144A sec. notes
               8 1/2s, 2010                                             175,780
        25,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                        25,680
         5,000 CenterPoint Energy Resources Corp.
               144A notes 7 7/8s, 2013                                    5,370
           200 CMS Energy Corp. bank term loan FRN
               Ser. C, 9s, 2004 (acquired 4/21/03,
               cost $199) (RES)                                             200
        15,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                     14,850
        30,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                      30,113
        15,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                      14,681
         1,000 CMS Energy Corp. sr. notes Ser. B,
               6 3/4s, 2004                                               1,010
        15,000 CMS Energy Corp. 144A sr. notes
               7 3/4s, 2010                                              14,475
        10,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                               7,700
        65,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                       67,275
        75,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                              61,500
        15,000 El Paso CGP Co. debs. 6 1/2s, 2008                        12,600
        20,000 El Paso CGP Co. notes 6 3/8s, 2009                        16,650
        60,000 El Paso Corp. sr. notes 7 3/8s, 2012                      51,000
        25,000 El Paso Corp. sr. notes Ser. MTN,
               7 3/4s, 2032                                              19,000
        30,000 El Paso Natural Gas Co. 144A sr.
               notes 7 5/8s, 2010                                        29,100
        80,000 El Paso Production Holding Co. 144A
               sr. notes 7 3/4s, 2013                                    77,600
         5,000 Gemstone Investor, Ltd. 144A company
               guaranty 7.71s, 2004                                       4,938
        54,987 Midland Funding II Corp. debs.
               Ser. A, 11 3/4s, 2005                                     59,523
        70,000 Mirant Americas Generation, Inc. sr.
               notes 7.2s, 2008 (In default) (NON)                       51,450
        25,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                       14,000
        30,000 Nevada Power Co. 144A 2nd mtge. 9s,
               2013                                                      31,275
           173 Northeast Utilities notes Ser. A,
               8.58s, 2006                                                  196
        35,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                     36,400
        75,000 Northwestern Corp. notes 8 3/4s,
               2012                                                      55,500
        55,000 PG&E Corp. 144A sec. notes 6 7/8s,
               2008                                                      55,825
        15,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                          14,963
        55,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                              53,625
        45,000 SEMCO Energy, Inc. 144A sr. notes
               7 3/4s, 2013                                              45,450
        15,000 Sierra Pacific Power Co.
               collateralized Ser. MTNC, 6.82s,
               2006                                                      14,794
        60,000 Sierra Pacific Resources notes
               8 3/4s, 2005                                              58,200
        25,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                      27,656
        10,000 Teco Energy, Inc. notes 7.2s, 2011                         9,463
        35,000 Teco Energy, Inc. notes 7s, 2012                          32,594
        30,000 Teco Energy, Inc. sr. notes 7 1/2s,
               2010                                                      29,438
        50,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                              55,375
        48,000 Williams Cos., Inc. (The) notes
               Ser. A, 6 3/4s, 2006                                      47,040
        15,000 Williams Cos., Inc. (The) notes
               9 1/4s, 2004                                              15,263
        40,000 Williams Cos., Inc. (The) notes
               6 1/2s, 2006                                              39,100
        60,000 Williams Cos., Inc. (The) sr. notes
               8 5/8s, 2010                                              63,000
        30,000 Williams Holdings of Delaware notes
               6 1/2s, 2008                                              28,500
                                                                 --------------
                                                                      1,940,440
                                                                 --------------
               Total Corporate bonds and notes
               (cost $32,054,184)                                   $30,683,122

Convertible bonds and notes (27.7%) (a)
Principal amount                                                          Value

Communication Services (3.6%)
-------------------------------------------------------------------------------
       $20,000 American Tower Corp. cv. notes 5s,
               2010                                                     $17,575
       800,000 Charter Communications, Inc. cv. sr.
               notes 5 3/4s, 2005                                       636,000
       380,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes stepped-coupon zero %
               (13s, 8/15/04) 2009 (Denmark) (In
               default) (NON) (STP)                                         380
       350,000 Echostar Communications Corp. cv.
               sub. notes 4 7/8s, 2007                                  353,063
         2,000 Millicom International Cellular SA
               144A cv. bonds 2s, 2006 (Luxembourg)
               (PIK)                                                      4,000
        52,000 Nextel Communications, Inc. cv. sr.
               notes 6s, 2011                                            55,510
       326,000 Nextel Communications, Inc. cv. sr.
               notes 4 3/4s, 2007                                       334,965
     2,270,000 United States Cellular Corp. cv.
               liquid yield option notes  (LYON)
               zero %, 2015                                           1,021,500
                                                                 --------------
                                                                      2,422,993

Conglomerates (2.1%)
-------------------------------------------------------------------------------
       700,000 GenCorp, Inc. cv. sub. notes 5 3/4s,
               2007                                                     673,750
     1,000,000 Tyco International, Ltd. cv. LYON
               zero %, 2020 (Bermuda)                                   767,500
                                                                 --------------
                                                                      1,441,250

Consumer Cyclicals (2.4%)
-------------------------------------------------------------------------------
       550,000 Amazon.com, Inc. cv. sub. debs.
               4 3/4s, 2009                                             517,000
     1,137,000 Tower Automotive, Inc. cv. sub.
               notes 5s, 2004                                         1,111,418
                                                                 --------------
                                                                      1,628,418

Consumer Staples (2.4%)
-------------------------------------------------------------------------------
       940,000 CKE Restaurants, Inc. cv. sub. notes
               4 1/4s, 2004                                             921,200
       400,000 Rite Aid Corp. cv. notes 4 3/4s,
               2006                                                     426,000
       264,000 Rite Aid Corp. 144A cv. sr. notes
               4 3/4s, 2006                                             281,160
                                                                 --------------
                                                                      1,628,360

Energy (0.8%)
-------------------------------------------------------------------------------
       600,000 Parker Drilling Co. cv. sub. bonds
               5 1/2s, 2004                                             570,000

Financial (3.1%)
-------------------------------------------------------------------------------
       900,000 E*Trade Group, Inc. cv. sub. notes
               6s, 2007                                                 870,750
       386,000 Meristar Hospitality Corp. cv. notes
               9 1/2s, 2010                                             422,670
       900,000 Providian Financial Corp. cv. sr.
               notes 3 1/4s, 2005                                       821,250
                                                                 --------------
                                                                      2,114,670

Health Care (2.9%)
-------------------------------------------------------------------------------
        17,000 DaVita, Inc. cv. sub. notes 7s, 2009                      17,850
     1,180,000 Elan Finance Corp., Ltd. cv. LYON
               zero %, 2018 (Bermuda)                                   649,000
       168,000 Healthsouth Corp. cv. sub. debs.
               3 1/4s, 2003 (In default) (NON)
               (DEF)                                                    140,280
       390,000 LifePoint Hospitals, Inc. cv. notes
               4 1/2s, 2009                                             376,838
       760,000 Service Corp. International cv. sub.
               notes 6 3/4s, 2008                                       776,150
                                                                 --------------
                                                                      1,960,118

Technology (7.3%)
-------------------------------------------------------------------------------
       420,000 Amkor Technologies, Inc. cv. notes
               5 3/4s, 2006                                             400,050
       801,000 Aspen Technology, Inc. cv. sub.
               debs. 5 1/4s, 2005                                       757,946
     1,320,000 Avaya, Inc. cv. LYON zero %, 2021                        701,250
       420,000 Kulicke & Soffa Industries, Inc. cv.
               sub. notes 5 1/4s, 2006                                  428,925
       570,000 Manugistics Group, Inc. cv. sub.
               notes 5s, 2007                                           436,763
       850,000 Safeguard Scientifics, Inc. cv. sub.
               notes 5s, 2006                                           689,563
        86,000 Safeguard Scientifics, Inc. 144A cv.
               sub. notes 5s, 2006                                       69,768
     1,380,000 Sanmina Corp. cv. sub. debs. zero %,
               2020                                                     669,300
       600,000 Silicon Graphics Corp. cv. sr. notes
               5 1/4s, 2004                                             439,500
       650,000 Solectron Corp. cv. LYON zero %,
               2020                                                     365,625
                                                                 --------------
                                                                      4,958,690

Utilities & Power (3.1%)
-------------------------------------------------------------------------------
       385,000 AES Corp. (The) cv. sub. notes
               4 1/2s, 2005                                             350,831
       570,000 Calpine Corp. cv. sr. notes 4s, 2006                     515,850
       900,000 El Paso Corp. cv. debs. zero %, 2021                     382,500
       324,000 Sierra Pacific Resources 144A cv.
               notes 7 1/4s, 2010                                       481,140
       280,000 XCEL Energy, Inc. 144A cv. notes
               7 1/2s, 2007                                             385,000
                                                                 --------------
                                                                      2,115,321
                                                                 --------------
               Total Convertible bonds and notes
               (cost $16,460,060)                                   $18,839,820

Convertible preferred stocks (20.5%) (a)
Number of shares                                                          Value

Basic Materials (2.7%)
-------------------------------------------------------------------------------
        42,270 Freeport-McMoRan Copper & Gold, Inc.
               $1.75 cum. cv. pfd.                                   $1,111,156
         6,910 IMC Global, Inc. Ser. MEDS, $3.75
               cv. pfd.                                                 412,803
        14,320 Smurfit-Stone Container Corp.
               Ser. A, $1.75 cum. cv. pfd.                              338,310
                                                                 --------------
                                                                      1,862,269

Capital Goods (1.0%)
-------------------------------------------------------------------------------
        24,670 Owens-Illinois, Inc. $2.375 cv. pfd.                     690,760

Communication Services (--%)
-------------------------------------------------------------------------------
           140 Dobson Communications Corp. 144A
               6.00% cum. cv. pfd.                                       28,560
           278 Microcell Telecommunications, Inc.
               Ser. D, 9.00% cv. pfd.  (Canada)                           2,716
                                                                 --------------
                                                                         31,276

Consumer Cyclicals (3.3%)
-------------------------------------------------------------------------------
           850 Radio One, Inc. 6.50% cum. cv. pfd.                      861,316
        15,900 Sinclair Broadcast Group, Inc.
               Ser. D, $3.00 cv. pfd.                                   667,800
        18,800 TXI Capital Trust I $2.75 cv. pfd.                       681,500
                                                                 --------------
                                                                      2,210,616

Consumer Staples (0.3%)
-------------------------------------------------------------------------------
         6,900 Constellation Brands, Inc. Ser. A,
               $1.438 cv. pfd.                                          189,750
           166 Knology, Inc. 144A Ser. D, zero %
               cv. pfd.                                                       2
                                                                 --------------
                                                                        189,752

Energy (--%)
-------------------------------------------------------------------------------
           115 XCL, Ltd. 144A Ser. A, 9.50% cum.
               cv. pfd. (In default) (NON) (PIK)                             58

Financial (5.8%)
-------------------------------------------------------------------------------
        19,750 Capital One Financial Corp. 3.125
               cv. pfd.                                                 849,250
        14,000 Chubb Corp. (The) $1.75 cv. pfd.                         392,000
        38,500 FelCor Lodging Trust, Inc. Ser. A,
               $1.95 cum. cv. pfd. (R)                                  789,250
         6,650 Hartford Financial Services Group,
               Inc. (The) $3.50 cv. pfd.                                370,738
        18,120 Host Marriott Financial Trust $3.375
               cv. pfd.                                                 801,810
        13,420 Provident Finance Group $2.25 units
               cv. pfd.                                                 357,308
        12,850 UnumProvident Corp. $2.063 cv. pfd.                      398,350
                                                                 --------------
                                                                      3,958,706

Technology (2.2%)
-------------------------------------------------------------------------------
           750 Lucent Technologies, Inc. 8.00% cv.
               pfd.                                                     750,000
         6,800 Xerox Corp. 6.25% cv. pfd.                               725,050
                                                                 --------------
                                                                      1,475,050

Utilities & Power (5.2%)
-------------------------------------------------------------------------------
         8,000 American Electric Power Co., Inc.
               9.25% cv. pfd.                                           360,000
         9,300 El Paso Corp. $4.50 cv. pfd.                             265,050
        13,700 El Paso Energy Capital Trust I
               $2.375 cv. pfd.                                          421,275
        14,000 ONEOK, Inc. $2.063 units cv. pfd.                        409,500
         5,640 Public Service Enterprise Group,
               Inc. $5.125 cv. pfd.                                     334,875
        25,800 Sempra Energy $2.063 units cv. pfd.                      712,725
        10,700 Sierra Pacific Resources $4.50 units
               cum. cv. pfd.                                            315,436
        28,029 Williams Cos., Inc. (The) $2.25 cv.
               pfd.                                                     357,370
         6,160 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                                 350,350
                                                                 --------------
                                                                      3,526,581
                                                                 --------------
               Total Convertible preferred stocks
               (cost $12,331,487)                                   $13,945,068

Common stocks (2.0%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         4,200 Altria Group, Inc. (NON)                                $173,124
        90,000 AMRESCO Creditor Trust (NON) (R)                           2,520
         1,948 Aurora Foods, Inc. (NON)                                     302
           438 Birch Telecom, Inc. (NON)                                  1,515
       280,214 Contifinancial Corp. Liquidating
               Trust Units                                                2,802
         1,401 Covad Communications Group, Inc.
               (NON)                                                      5,324
         9,010 Dobson Communications Corp. (NON)                         82,892
         1,379 Fitzgeralds Gaming Corp. (NON)                                14
        17,700 GATX Corp.                                               374,886
           278 Genesis Health Ventures, Inc. (NON)                        6,672
         1,834 Globix Corp. (NON)                                         5,502
            88 Mariner Health Care, Inc. (NON)                              730
           147 Mediq, Inc. (NON)                                             15
            26 Metrocall Holdings, Inc. (NON)                             3,796
             2 Microcell Telecommunications, Inc.
               Class A (Canada) (NON)                                        19
           276 Microcell Telecommunications, Inc.
               Class B (Canada) (NON)                                     2,716
        80,000 Morrison Knudsen Corp. (NON)                               7,800
        14,560 Peregrine Systems, Inc. (NON)                            279,552
         4,741 Pioneer Cos., Inc. (NON)                                  17,542
           969 Polymer Group, Inc. Class A (NON)                          8,372
           220 PSF Group Holdings, Inc. 144A Class
               A (NON)                                                  385,438
           115 RCN Corp. (NON)                                              279
            25 Sterling Chemicals, Inc. (NON)                               325
           100 Sun Healthcare Group, Inc. (NON)                             445
        13,742 VS Holdings, Inc. (NON)                                   10,307
           196 Washington Group International, Inc.
               (NON)                                                      4,925
            90 WilTel Communications, Inc. (NON)                          1,452
                                                                 --------------
               Total Common stocks
               (cost $2,788,722)                                     $1,379,266

Preferred stocks (0.3%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         7,510 Diva Systems Corp. Ser. C, 6.00%
               cum. pfd.                                                    $75
             4 Dobson Communications Corp. 12.25%
               pfd. (PIK)                                                 3,540
            22 Metrocall Holdings, Inc. Ser. A,
               15.00% cum. pfd.                                             242
             1 NTL Europe, Inc. Ser. A, $5.00 cum. pfd.                       3
            11 Paxson Communications Corp. 14.25%
               cum. pfd. (PIK)                                          101,200
           125 Rural Cellular Corp. 12.25% pfd.
               (PIK)                                                     65,000
                                                                 --------------
               Total Preferred stocks
               (cost $270,886)                                         $170,060

Units (0.2%) (a)
Number of units                                                           Value
-------------------------------------------------------------------------------
           250 Australis Media, Ltd. units 15 3/4s,
               2003 (Australia) (In default) (NON) (DEF)                    $25
           103 HMP Equity Holdings Corp. units
               zero %, 2008                                              49,955
           190 XCL Equity Units zero %                                   26,667
           200 XCL, Ltd. 144A units 13 1/2s, 2004
               (In default) (NON)                                        60,000
           600 XCL, Ltd. 144A 9.50% units cum. cv.
               pfd. (In default) (NON) (PIK)                                300
                                                                 --------------
               Total Units (cost $581,980)                             $136,947

Foreign government bonds and notes (0.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $50,000 Colombia (Republic of) bonds
               Ser. NOV, 9 3/4s, 2009                                   $55,325
        20,000 Colombia (Republic of) notes
               10 3/4s, 2013                                             22,480
        60,000 Ecuador (Republic of) bonds
               stepped-coupon Ser. REGS,  6s (7s,
               8/15/04), 2030 (STP)                                      35,250
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $101,529)                                   $113,055

Brady bonds (0.1%) (a) (cost $31,039)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $50,000 Peru (Republic of) coll. FLIRB Ser.
               20YR, 4 1/2s, 2017                                       $41,500

Warrants (--%) (a) (NON)                             Expiration
Number of warrants                                   date                 Value
-------------------------------------------------------------------------------
           130 Dayton Superior Corp. 144A            6/15/09                $33
           315 Diva Systems Corp. 144A               5/15/06                  3
            90 Insilco Holding Co.                   1/1/10                   1
            27 MDP Acquisitions PLC (Ireland)        10/1/13                 68
           171 Microcell Telecommunications, Inc.
               (Canada)                              5/1/08                 144
           103 Microcell Telecommunications, Inc.
               (Canada)                              5/1/05                  59
            60 Pliant Corp. 144A                     6/1/10                  30
            79 Solutia, Inc. 144A                    7/15/09                 40
           251 Sun Healthcare Group, Inc.            2/28/05                  1
           180 Travel Centers of America, Inc. 144A  5/1/09               1,800
           200 Ubiquitel, Inc. 144A                  4/15/10                  2
           120 Washington Group International, Inc.
               Ser. A                                1/25/06                378
           138 Washington Group International, Inc.
               Ser. B                                1/25/06                317
            75 Washington Group International, Inc.
               Ser. C                                1/25/06                165
                                                                 --------------
               Total Warrants (cost $27,811)                             $3,041

Short-term investments (4.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $532,044 Short-term investments held as
               collateral for loaned securities
               with yields ranging from 1.00% to
               1.08% and  due dates ranging from
               September 2, 2003 to October 24,
               2003 (d)                                                $531,709
     2,273,259 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 0.94% to 1.22%
               and  due dates ranging from September
               2, 2003 to October 22, 2003 (d)                        2,273,259
                                                                 --------------
               Total Short-term investments
               (cost $2,804,968)                                     $2,804,968

-------------------------------------------------------------------------------
               Total Investments (cost $67,452,666)                 $68,116,847
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $67,931,899.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 2003 was $200 or less than 0.1% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at August 31, 2003.

Forward currency contracts to sell at August 31, 2003 (Unaudited)
(aggregate face value $252,740)

                     Market    Aggregate   Expiration Unrealized
                     value     face value  date       depreciation
------------------------------------------------------------------
British Pounds       $14,446   $14,366     12/17/03     $(80)
Euro                 241,559   238,374     12/17/03   (3,185)
------------------------------------------------------------------
                                                     $(3,265)
------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
August 31, 2003 (Unaudited)

Assets
------------------------------------------------------------------------------
Investments in securities, at value, including $513,010 of
securities on loan (identified cost $67,452,666) (Note 1)          $68,116,847
------------------------------------------------------------------------------
Foreign currency (cost $1,024) (Note 1)                                  1,073
------------------------------------------------------------------------------
Dividends, interest and other receivables                              892,458
------------------------------------------------------------------------------
Receivable for securities sold                                         279,200
------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)               17,501
------------------------------------------------------------------------------
Total assets                                                        69,307,079

Liabilities
------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                            72
------------------------------------------------------------------------------
Distributions payable to shareholders                                  426,920
------------------------------------------------------------------------------
Payable for securities purchased                                       102,816
------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                           231,790
------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)              27,202
------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                  23,889
------------------------------------------------------------------------------
Payable for administrative services (Note 2)                               367
------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                     3,265
------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                     531,709
------------------------------------------------------------------------------
Other accrued expenses                                                  27,150
------------------------------------------------------------------------------
Total liabilities                                                    1,375,180
------------------------------------------------------------------------------
Net assets                                                         $67,931,899

Represented by
------------------------------------------------------------------------------
Paid-in capital (Note 1)                                           $92,474,693
------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)             (191,644)
------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                     (25,011,971)
------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                      660,821
------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                        $67,931,899

Computation of net asset value and offering price
------------------------------------------------------------------------------
Net asset value per share ($67,931,899 divided by 3,712,567
shares)                                                                 $18.30
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended August 31, 2003 (Unaudited)

Investment income:
------------------------------------------------------------------------------
Interest                                                            $2,606,634
------------------------------------------------------------------------------
Dividends                                                              476,309
------------------------------------------------------------------------------
Securities lending                                                       1,204
------------------------------------------------------------------------------
Total investment income                                              3,084,147

Expenses:
------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                       447,046
------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                          84,018
------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                               5,968
------------------------------------------------------------------------------
Administrative services (Note 2)                                         2,455
------------------------------------------------------------------------------
Other                                                                   50,315
------------------------------------------------------------------------------
Total expenses                                                         589,802
------------------------------------------------------------------------------
Expense reduction (Note 2)                                              (1,023)
------------------------------------------------------------------------------
Net expenses                                                           588,779
------------------------------------------------------------------------------
Net investment income                                                2,495,368
------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                       317,965
------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)              5,119
------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)                 (89,702)
------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                    (3,011)
------------------------------------------------------------------------------
Net unrealized appreciation of investments and credit default
contracts during the period                                          6,763,067
------------------------------------------------------------------------------
Net gain on investments                                              6,993,438
------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $9,488,806
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                            Six months ended        Year ended
                                                   August 31       February 28
Increase (decrease) in net assets                      2003*              2003
------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------
Net investment income                             $2,495,368        $4,126,267
------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                        233,382        (8,174,323)
------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies       6,760,056         4,237,293
------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                         9,488,806           189,237
------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
------------------------------------------------------------------------------
  From net investment income                      (2,394,374)       (4,543,767)
------------------------------------------------------------------------------
Total increase (decrease) in net assets            7,094,432        (4,354,530)

Net assets
------------------------------------------------------------------------------
Beginning of period                               60,837,467        65,191,997
------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of $191,644
and $292,638, respectively)                      $67,931,899       $60,837,467
------------------------------------------------------------------------------

Number of fund shares
------------------------------------------------------------------------------
Shares outstanding at beginning and end of
period                                             3,712,567         3,712,567
------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

                                        Six months
                                           ended                                                           Year             Year
                                          August 31                                                        ended           ended
Per-share                                (Unaudited)                 Year ended Feb. 28                   Feb. 29         Feb. 28
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.39          $17.56          $19.81          $24.03          $22.93          $27.57
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .67            1.11            1.17            1.33            1.38            1.86
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.88           (1.06)          (2.20)          (3.69)           1.81           (3.69)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       2.55             .05           (1.03)          (2.36)           3.19           (1.83)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.64)          (1.22)          (1.22)          (1.58)          (1.73)          (1.91)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.28)           (.36)           (.90)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.64)          (1.22)          (1.22)          (1.86)          (2.09)          (2.81)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $18.30          $16.39          $17.56          $19.81          $24.03          $22.93
---------------------------------------------------------------------------------------------------------------------------------
Market price,
end of period                             $17.40          $15.73          $16.55          $18.88          $18.75          $22.50
---------------------------------------------------------------------------------------------------------------------------------
Total return
at market price (%)(b)                     14.82*           2.77           (5.95)          11.00           (7.49)          (7.47)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $67,932         $60,837         $65,192         $73,540         $89,214         $85,134
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .90*           1.81            1.78            1.72            1.71            1.78
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   3.81*           6.75            6.34            6.13            5.89            7.31
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     37.49*         111.75          116.87           99.42           65.85           56.58
---------------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage services arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
August 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam High Income Opportunities Trust (the "fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks high current income and capital appreciation by investing principally in a diversified portfolio of fixed-income securities rated below investment-grade and comparable unrated securities. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrange ments, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2003, the value of securities loaned amounted to $513,010. The fund received cash collateral of $531,709, which is pooled with collateral of other Putnam funds into 32 issuers of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At February 28, 2003, the fund had a capital loss carryover of $24,223,365 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
---------------------------------------
    $1,976,676      February 28, 2009
    12,456,073      February 28, 2010
     9,790,616      February 28, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 29, 2004 $910,117 of losses recognized during the period November 1, 2002 to February 28, 2003.

The aggregate identified cost on a tax basis is $67,655,822, resulting in gross unrealized appreciation and depreciation of $6,452,908 and $5,991,883, respectively, or net unrealized appreciation of $461,025.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 1.10% of the average weekly net assets. The fund also compensates Putnam Management quarterly for administrative services provided based on the average net assets of the fund. Such administrative fees are based on an annual rate of 0.25% of the average weekly net assets of the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At August 31, 2003, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended August 31, 2003, the fund's expenses were reduced by $1,023 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $530 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.


Note 3
Purchases and sales of securities

During the six months ended August 31, 2003, cost of purchases and proceeds from sales of investment securities other than U.S. government and short-term investments aggregated $23,437,304 and $23,746,273, respectively. There were no purchases and sales of U.S. government obligations. Purchases and sales of U.S. government obligations aggregated $22,750 and $22,759, respectively.



Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

William H. Woolverton
Vice President and Chief
Legal Officer

Judith Cohen
Clerk and Assistant Treasurer



Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

----------------------
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U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
----------------------

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www.putnaminvestments.com.

203383  224  10/03



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: October 29, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: October 29, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: October 29, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: October 29, 2003